EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Edge Resources, Inc. (the “Company”) on Form 20-F for the year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Brad Nichol, Chief Executive and Nathan Steinke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brad Nichol
Name:	Brad Nichol
Title:	Chief Executive Officer (Principal Executive Officer)
Date:	September 1, 2011

/s/ Nathan Steinke
Name:	Nathan Steinke
Title:	Chief Financial Officer (Principal Financial Officer & Principal Accounting Officer)
Date:	September 1, 2011